August 27, 2013

VIA EDGAR & BY HAND

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Attn: Edwin Kim, Esq.

Re:	Wix.com Ltd.

Amendment No. 2 to Draft Registration Statement on Form F-1

Initially Submitted on May 30, 2013

CIK No. 0001576789

Dear Mr. Kim:

On behalf of our client, Wix.com Ltd., an Israeli company (the “Company”), we confidentially submit herewith Amendment No. 2 (“Amendment No. 2”) to the above-referenced draft Registration Statement on Form F-1 (the “Registration Statement”) via the Securities and Exchange Commission’s (the “Commission”) EDGAR system. The Registration Statement was initially submitted confidentially to the Commission on May 30, 2013. In this letter, we respond to the comments of the staff (the “Staff”) of the Division of Corporation Finance of the Commission contained in the Staff’s letter dated July 26, 2013 (the “Comment Letter”).

Set forth below are the responses of the Company to the comments in the Comment Letter. For ease of reference, each comment contained in the Comment Letter is printed below and is followed by the Company’s response. All page references in the responses set forth below refer to page numbers in Amendment No. 2. Defined terms used but not otherwise defined herein have the meanings ascribed to such terms in Amendment No. 2.

In addition, in response to comment No. 4 from the Staff’s letter dated June 26, 2013, the Company is submitting for review by the Staff concurrently herewith printed copies of the Company’s proposed cover artwork for the Registration Statement. Such materials are being submitted under separate cover pursuant to Rule 418(b) under the Securities Act.

Summary, page 1

1.	We have reviewed your supporting information you provided in response to prior comment 6 regarding your characterization of being a “leading global web development platform.” Please revise to clarify the criteria by which you believe that you are a leader, such as number of registered users, number of websites created, revenues, market share, etc.

August 27, 2013

Response:

The Company has amended the disclosure on pages 1, 42 and 67 to clarify that the Company is a leading web development platform as evidenced by having one of the largest number of registered users in the world.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Key Financial and Operating Metrics, page 46

2.	We note the revision made in response to the prior comment 18 refers to “registered users.” Further clarify the definition of “number of registered users at period end” to indicate that the use of the term “user” is not intended to provide an indication of the level of engagement of a particular user, as noted from your response to prior comment 7.

Response:

The Company has amended the disclosure on pages 9 and 46 in response to this comment.

Comparison of Period to Period Results of Operations, page 50

3.	We note your response to prior comment 22. Further explain what consideration you gave to disclosing the renewal rates for each of the three years ended December 31, 2012 in analyzing how the changes in your renewal rates are reflecting a trend.

Response:

The Company supplementally advises the Staff that it evaluates its business by comparing renewal rates of users who purchase annual subscriptions against monthly subscriptions for one, two and three-year periods during the lifetime of each cohort. The Company does not measure its performance using the trend of the renewal rates of subscriptions at the end of each fiscal year. The Company has amended the disclosure on page 46 to disclose renewal rates for users who purchase annual subscriptions versus monthly subscriptions for one, two and three-year periods since January 1, 2010.

4.

We acknowledge your response to prior comment 22 that you updated your disclosures to provide your renewal rates for your cohort of one year premium subscriptions and for your cohort of two or more years of premium subscriptions. Additionally, we note from your disclosures on pages 19 and 44 of your registration statement that the balance between the percentage of premium subscription revenue

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from monthly subscriptions and annual appears to be significant to your operating model. Please tell us what consideration was given to also providing the renewal rates for your monthly cohort and providing further stratification of subscriptions with a term of two or more years.

Response:

The Company has amended the disclosure on page 46 to disclose the renewal rates for annual and monthly subscriptions stratified based on how long the user has been with the Company.

Liquidity and Capital Resources page 54

5.	We note your response to prior comments 14 and 24 regarding your use of offering proceeds to implement your business plan. On page 55, you indicate that you believe your existing cash and cash from operations will be sufficient to fund your operations for at least the next 12 months, yet you may use borrowings and offering proceeds to fund your growth plans and future operations. Please revise to disclose the amount of funds necessary to implement your growth plans. Further, please revise to clarify whether offering proceeds will be used or are necessary to implement your growth plans for the next 12 months. If yes, please quantify the amount of offering proceeds that will be used in the next 12 months to fund your growth plans.

Response:

The Company supplementally advises the Staff that it currently has no specific plans or commitments with respect to the net proceeds from the offering, and accordingly, is unable to quantify the allocation of such proceeds among various potential uses. The Company has amended the disclosure on page 35 to reflect this.

Application of Critical Accounting Policies and Estimates

Share-Based Compensation, page 58

6.	We note your response to prior comment 27. For the fully diluted scenario used in the March 2012 and August 2012 valuations, please tell us why the enterprise value was determined using the post-money value of the Series E preferred stock. Include in your response a reference to all guidance that you believe to be applicable. Also, note that there appears to be a typographical error on page 61 where you use the term “excise price” instead of “exercise price”.

August 27, 2013

Response:

In determining its enterprise value in March 2012 and August 2012, the Company used the probability-weighted expected return method (PWERM) to allocate its enterprise value. Paragraph 141 of the AICPA Practice Guide (the “Guide”) states:

“Under a probability-weighted expected return method, the value of the common stock is estimated based upon an analysis of future values for the enterprise assuming various future outcomes. Share value is based upon the probability-weighted present value of expected future investment returns, considering each of the possible future outcomes available to the enterprise, as well as the rights of each share class. Although the future outcomes considered in any given valuation model will vary based upon the enterprise’s facts and circumstances, common future outcomes modeled might include an IPO, merger or sale, dissolution, or continued operation as a viable private enterprise.”

Under the PWERM, the Company considered two scenarios that reflected the impact of its capital structure on the value of its ordinary shares:

•	Scenario One. This was referred to as the fully-diluted scenario and reflected a transaction (IPO) in which the preferred shares converted to ordinary shares.

•

Scenario Two. This was referred to as the liquidity scenario and reflected the Company continuing as a viable private enterprise until an exit event based upon sale, merger or liquidation in which the convertible preferred securities receive the greater of their respective liquidation preferences or as converted values.

In consideration Scenario One, the Company noted that the Series E preferred stock financing round that it entered into in February 2011 reflected a $252.2 million enterprise value. The discounted-cash flow (DCF) method used to determine the Company’s enterprise values as of March 2012 and August 2012 under Scenario Two reflected enterprise values of $117.0 million and $146.0 million, respectively. The Company believed that the DCF method was appropriate since the Company was likely a stage 4 company under the AICPA practice guide. Nevertheless, the DCF model resulted in a valuation that was considerably less than the enterprise valuation attributed in an arms’ length transaction approximately one year previously. In light of that fact, the Company believed that it would be appropriate to reflect a fully-diluted post-money valuation even though a potential IPO was still quite distant since its investors appeared to have attributed some value to such a possibility. In using the $252.2 million enterprise value, the Company noted that (i) the implied multiples of revenue were more than two times the median trailing twelve month revenue multiple of the guideline companies (market participants) as of March 2012 and 35% above the median trailing twelve month revenue multiple of the guideline companies as of August 2012; (ii) above the forward (2013) median guideline company revenue multiples for both March and August 2012; (iii) no significant events had occurred since February 2011 that would result in the Company’s enterprise value decreasing and iv) between March 2011 and August 2012, more than 75% of the guideline companies experienced no material change in their equity values or absolute declines in their equity values. Accordingly, after weighing the $252.2 million

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value against those factors, the Company concluded that it was an appropriate basis for the fully-diluted approach in Scenario 1, and that the alternative was likely a lower enterprise value based on the guideline public company method, which was not supportable in light of the higher valuation attributed a year before by investors.

In conclusion, the Company notes that paragraph 145 of the Guide states that:

“Another aspect of the [probability-weighted average return] method to consider is that it is ‘valuation specialist specific.’ That is, there is currently no ‘generic’ or ‘textbook’ version. Rather, a valuation specialist uses the method as a framework for building a model to use in his or her valuation engagements.”

The Company believes that the reasoning underlying its methodology described above is consistent with the Guide.

The Company has amended the disclosure on pages 61 and 62 in response to this comment.

7.	When your estimated IPO price is known and included in your registration statement, please reconcile and explain the difference between the fair value of the underlying stock as of the most recent valuation date and the midpoint of your IPO offering range.

Response:

The Company acknowledges the Staff’s comment and will provide the requested information and disclosure once its estimated IPO price range is known.

Business, page 65

8.	In your revised disclosure on page 68 in response to prior comment 30, it is still unclear what you mean by “Search of Wix,” “Search engine optimization,” and “Search engine marketing.” For example, if a person searches for the term Wix in a search engine and your website is listed among the top choices and the person clicks the link to your website, it is unclear what category this would fit in your diagram on page 68. If you purchased enhanced placement with the search engine, but the user did not click on a sponsor or banner ad link, there is uncertainty whether this is considered an organic or paid source. Please revise to clarify.

Response:

The Company has revised the disclosure on page 71 to clarify that organic sources of traffic means traffic to its website in which there is no direct cost to the Company associated with such source of traffic, which includes but are not limited to: (i) clicks on unpaid links which navigate directly to the Company’s homepage, (ii) clicks on a non-paid Wix advertisement banner on a Wix free site, and (iii) Search Engine Optimization,

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which refers to the way in which the Company develops its site to improve its ranking on search engines when a relevant search engine query that does not contain the term “Wix” is entered, while paid sources of traffic means traffic to the Company’s website in which there is a direct cost to the Company associated with such source of traffic, which includes but are not limited to: (i) Search Engine Marketing, which refers to pay-per-click links to the Company’s website generated in search engine results for which the Company pays a fee to the search engine, (ii) banner ads that the Company pays for on various websites, and (iii) advertisements the Company pays for on social networking sites.

9.	We note your response to prior comment 31 regarding the details of your call center employees. You indicate that your call center employees provide both direct and indirect customer support and you anticipate that your call center locations will be able to support your entry into new languages by the staff your San Francisco and Tel Aviv offices. Please revise to clarify who provides customer and technical support for your customers in Italian and Portuguese languages and how many of your customer support personnel offer direct customer service in languages other than English and Spanish. Also, you should address whether the availability of customer service personnel with the requisite language skills in San Francisco and Tel Aviv may limit your ability to expand into additional languages beyond Japanese or Korean.

Response:

The Company has revised the disclosure on page 76 to clarify that its customer support staff and technical staff with Italian and Portuguese-language capabilities provides Italian and Portuguese-language support by updating forums in response to customer questions and updating knowledge databases, such as the Company’s online automated ask-and answer database, Wix Answers, and translating the how-to videos in the Wix Support Center. The Company has 32 customer support personnel who offer direct customer service in languages other than English and Spanish.

Competition, page 79

10.	Your response to prior comment 34 acknowledges that you compete with companies that offer web-based design platforms and software programs. Please revise to address the size of this market and your market share or clarify whether this industry is highly fragmented.

Response:

The Company has amended the disclosure on page 81 in response to the Staff’s comment.

August 27, 2013

Management

Corporate Governance Practices, page 86

11.	We note your response to prior comment 35 regarding your public company status under the Israel Companies Law. Please revise to clarify that you are not a public company under Israeli securities laws and you do not have any public reporting obligations in Israeli or to Israeli shareholders beyond those required pursuant to U.S. securities laws.

Response:

The Company has amended the disclosure on page 88 to clarify that it does not have public reporting obligations in Israel or to Israeli shareholders specifically under Israeli securities laws, and that it shall not be considered a reporting entity under the Israeli Securities Law. However, the Company respectfully submits that there are certain disclosure requirements under the Israeli Companies Law that it believes it would make it inaccurate to state that the Company does not have public reporting obligations beyond those required pursuant to U.S. securities laws. For example, the Company is required under the Israeli Companies Law to adopt and disclose a compensation policy and there are certain procedural requirements applicable to public companies. The Company has included extensive disclosure of those requirements on page 95 and has included a cross-reference on page 88 to the relevant section.

Board of Directors, page 87

12.	We repeat our prior comment 37 that requested clarification regarding the distinction between external directors and independent directors. For example, would a person that satisfied the external director requirements under Israeli law also fulfill the independence requirements under NYSE or Nasdaq rules?

Response:

The Company has amended the disclosure on page 89 in response to this comment.

Principal and Selling Shareholders, page 103

13.	In your response to prior comment 43, you indicate that you have removed the disclaimers of beneficial ownership, but note (8) of your table still contains a disclaimer for Mr. Horing. Please advise.

Response:

The Company has amended the disclosure on page 105 in response to this comment.

August 27, 2013

Notes to Consolidated Financial Statements

Note 2. Summary of Significant Accounting Policies

Revenue Recognition, page F-11

14.	We note your response to prior comment 48. Further explain what other features or deliverables are present and considered in each of type of arrangement to determine the unit of accounting. Explain whether each deliverable is considered to be a separate unit of accounting. In this regard, tell us what consideration you gave to each of the features, capabilities, and services that you disclose in your description of your offerings as well as your customer support and services beginning on page 71. We refer you to ASC 605-25-25-3 to 25-6.

Response:

The Company supplementally advises the Staff that it considers only premium subscriptions, domain name registrations and apps to be separate units of accounting in each type of arrangement.

As described in the table on page 74, the Company currently offers four standard premium subscriptions, each one with different features and capabilities. The composition of the features in each premium subscription package cannot be modified, and features cannot be added upon request and cannot be operated on a stand-alone basis. For example, storage cannot operate without the subscription package. The Company considered the criteria of ASC 605-25-25-5 and concluded that these features do not meet the definition of separate units of accounting as they are not sold separately by the Company or by any vendor, and the customer cannot resell the delivered items on a stand-alone basis. The Company therefore only considers there to be a separate unit of accounting at the level of the premium subscription. In addition, all of the features in each premium subscription, including customer support, are provided to the end user for the same period of time as the subscription and therefore the Company recognizes the related revenue ratably over the same service period.

15.	We note your response to prior comment 50. In your determination of VSOE for subscriptions and for apps, please elaborate on what your narrow range is and the percentage of arrangements that fall within the narrow range. Please also elaborate on the evidence gathered for TPE of domain name registrations. The explanation should include how many data sources were considered in determining the range of prices for the domain name registrations and what range was determined from the evaluation. Also tell us how your revenue allocation methodology considers domain names purchased as a stand-alone product by users of your free Wix Editor product, as noted from your disclosure on page 73. In addition, explain how your allocation of revenue based on relative selling price considers seasonal promotions and discounts as well as other coupons and discounts offered to subscribing users, as noted from your disclosure on page 76.

August 27, 2013

Response:

The Company supplementally advises the Staff as follows:

1. Subscription VSOE – Premium subscriptions are sold as a stand-alone service. The Company reviewed such stand-alone transactions and determined that 80% of these transactions are within a narrow range within plus or minus 15% from the midpoint.

2. Apps – As of December 31, 2012, self-developed applications are provided to all registered users, whether free or premium, for no cash consideration. Therefore, the fair value of these applications was determined to be zero. In the future, when the Company launches paid self-developed applications, the Company will take into consideration the selling price for the self-developed applications. The Company revised its disclosure on page 58 under the heading, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Application of Critical Accounting Policies and Estimates – Revenue Recognition” and in its consolidated financial statements under Note 2, “Revenue Recognition”, to clarify that no revenue was recognized from self-developed applications.

As of December 31, 2012, less than $10,000 had been recognized from third-party developed applications as a stand-alone arrangement for which the related revenue is recognized on (1) a net basis and (2) when earned, as they are considered to be contingent revenues.

3. Domain name registration VSOE – The Company determined that 80% of these transactions are within a narrow range within plus or minus 15% of from the midpoint. The Company has revised its disclosure on page 58 under the heading, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Application of Critical Accounting Policies and Estimates – Revenue Recognition” and in its consolidated financial statements under Note 2, “Revenue Recognition”, to clarify that domain name registration selling price is based on VSOE. When a user purchases multiple elements, the allocation of the revenues is based on VSOE.

4. Seasonal promotions are offered to new yearly premium subscription only. When the premium subscription is purchased with a one year domain name registration, the entire consideration for this agreement is recognized ratably over the service period (i.e., one year). When the premium subscription is purchased with more than a one year domain name registration, the Company’s policy is to recognize the relative fair value of each element ratably over the related service period.

16.	We note your response to prior comment 51. Tell us what consideration you gave to revising the revenue recognition policy disclosure related to this customer deposit liability in accordance with Question 1 of SAB Topic 13.A.4. In this regard, your disclosure states that you defer the related amount of revenue earned from new customers. Explain why you continue to believe it is appropriate to refer to these deposits as earned revenue that you defer.

August 27, 2013

Response:

The Company has revised the disclosure in page 58 and Note 2.m to the consolidated financial statements as follows: “We consider such amounts collected from new premium subscriptions as customer deposits until the end of the 14-day trial period.”

17.	Your response to prior comment 25 explains that the deferred revenue of premium subscriptions are recognized of over 1 to 12 months while the deferred revenue of domain name registrations are recognized over 1 to 36 months. Please explain to us why the deferred revenues of domain name registrations are recognized over longer periods than the premium subscriptions when the domains name registrations are not sold separately from the premium subscriptions.

Response:

The Company supplementally advises the Staff that premium subscriptions can be purchased for a period of one month or one year and domain name registrations can be purchase for a period of one to three years. A domain name registration that is purchased for a longer period than the premium subscription can be used independently from the Company’s website for the time period paid. As such, revenue from each element is recognized ratably over its service period (one to 12 months and one to -36 months, respectively) based on its VSOE.

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Please do not hesitate to contact Colin Diamond at (212) 819-8754 or Jessica Chen at (212) 819-8503 of White & Case LLP with any questions or comments regarding this letter.

Sincerely,

/s/ White & Case LLP
White & Case LLP